EXHIBIT 99.2

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                                                                       Ex-99.2

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                         COUNTRYWIDE HOME LOANS, INC.
                                   a Seller



                              COUNTRYWIDE LFT LLC
                                   a Seller



                               PARK MONACO INC.
                                   a Seller




                                  CWHEQ, INC.
                                   Purchaser



                      ----------------------------------
                              PURCHASE AGREEMENT
                          Dated as of August 30, 2005
                      ----------------------------------


                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES
                                 Series 2005-D

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                               TABLE OF CONTENTS
                                                                           Page

ARTICLE I DEFINITIONS.........................................................1
     Section 1.01.    Definitions.............................................1

ARTICLE II SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE..................2
     Section 2.01.    Sale of the Mortgage Loans..............................2
     Section 2.02.    Obligations of Sellers Upon Sale........................3
     Section 2.03.    Payment of Purchase Price for the Mortgage Loans........6

ARTICLE III REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...............6
     Section 3.01.    Seller Representations and Warranties...................6
     Section 3.02.    Seller Representations and Warranties Relating
                      to the Mortgage Loans...................................9

ARTICLE IV SELLERS' COVENANTS................................................22
     Section 4.01.    Covenants of the Sellers...............................22

ARTICLE V SERVICING..........................................................22
     Section 5.01.    Servicing..............................................22

ARTICLE VI TERMINATION.......................................................22
     Section 6.01.    Termination............................................22

ARTICLE VII MISCELLANEOUS PROVISIONS.........................................23
     Section 7.01.    Amendment..............................................23
     Section 7.02.    Governing Law..........................................23
     Section 7.03.    Notices................................................23
     Section 7.04.    Severability of Provisions.............................24
     Section 7.05.    Counterparts; Electornic Delivery......................24
     Section 7.06.    Further Agreements.....................................24
     Section 7.07.    Successors and Assigns: Assignment of
                      Purchase Agreement.....................................24
     Section 7.08.    Survival...............................................25


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SCHEDULES AND ANNEXES

Schedule I           MORTGAGE LOAN SCHEDULE............................Sch-I-1
Schedule II          STANDARD & POOR'S GLOSSARY.......................Sch-II-1
Annex 1              ADOPTION ANNEX....................................Ann-1-1

                                      ii

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         This PURCHASE AGREEMENT, dated as of August 30, 2005 (the
"Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation, as a seller ("CHL" or a "Seller"), COUNTRYWIDE LFT LLC, a Delaware limited liability company, as a seller ("CLFT" or a "Seller"), PARK MONACO INC., a Delaware corporation, as a seller ("Park Monaco" or a "Seller," and together with CHL and CLFT, the "Sellers"), and CWHEQ, INC., a Delaware corporation (the "Purchaser"),

                                  WITNESSETH:

         WHEREAS, each Seller is the owner of the applicable notes or other evidence of indebtedness indicated on Schedule I as owned by that Seller, and certain other notes or other evidence of indebtedness made or to be made in the future, and Related Documentation; and

         WHEREAS, by the date of their transfer, each Seller will own the mortgages on the properties securing the Mortgage Loans indicated on Schedule I as owned by that Seller, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any hazard insurance policies on the Mortgaged Properties; and

         WHEREAS, each Seller wants to sell its Mortgage Loans to the Purchaser pursuant to this Agreement; and

         WHEREAS, pursuant to the Sale and Servicing Agreement, of even date with this Agreement (the "Sale and Servicing Agreement"), among the Purchaser, as depositor, CHL, as sponsor and master servicer, the Trust, and the Indenture Trustee, the Purchaser will transfer the Mortgage Loans to the Trust;

         NOW, THEREFORE, the parties agree as follows.

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01. Definitions.

         Capitalized terms used in this Agreement that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

                                  ARTICLE II

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.01. Sale of the Mortgage Loans.

         (a) The Mortgage Loans. Concurrently with the execution and delivery of this Agreement, CHL, with respect to each Mortgage Loan it owns as indicated on Schedule I, hereby transfers to the Purchaser, without recourse, all of its right, title, and interest existing now or in the future in

               (1) that Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures that Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

               (2) property that secured that Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

               (3) its rights under the hazard insurance policies related to the mortgages that secure the Mortgage Loans;

               (4) all rights under any guaranty executed in connection with that Mortgage Loan;

               (5) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

               (6) all proceeds of the foregoing.

         CLFT, with respect to each Mortgage Loan it owns as indicated on
Schedule I, hereby transfers to the Purchaser, without recourse, all of its right, title, and interest existing now or in the future in

               (1) that Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures that Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

               (2) property that secured that Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

               (3) its rights under the hazard insurance policies related to the mortgages that secure the Mortgage Loans;

               (4) all rights under any guaranty executed in connection with that Mortgage Loan;

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               (5) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

               (6) all proceeds of the foregoing.

         Park Monaco, with respect to each Mortgage Loan it owns as indicated on Schedule I, hereby transfers to the Purchaser, without recourse, all of its right, title, and interest existing now or in the future in

               (1) that Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures that Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

               (2) property that secured that Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

               (3) its rights under the hazard insurance policies related to the mortgages that secure the Mortgage Loans;

               (4) all rights under any guaranty executed in connection with that Mortgage Loan;

               (5) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

               (6) all proceeds of the foregoing.

         (b) By the sale of a Mortgage Loan and its Additional Balances, each Seller has sold to the Purchaser, and the Purchaser has purchased from each Seller, each future draw of new borrowing under the related Credit Line Agreement. The Purchaser shall pay the applicable Seller for each Additional Balance in cash in an amount equal to the principal amount of the Additional Balance as it arises. The Trust, the applicable Seller, and the Purchaser may agree to a netting arrangement in connection with this transaction, when appropriate, rather than actually moving cash.

         Section 2.02. Obligations of Sellers Upon Sale.

         In connection with the transfers pursuant to Section 2.01(a), each Seller further agrees, at its own expense:

         (a) to deliver to the Purchaser by the Closing Date a Mortgage Loan Schedule containing an accurate list of all Mortgage Loans sold by it, specifying for each Mortgage Loan, among other things, its account number and its Cut-off Date Asset Balance; and

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         (b) to indicate in its books and records that the applicable Mortgage
Loans have been sold to the Indenture Trustee, as assignee of the Purchaser, pursuant to this Agreement by the Closing Date for the Mortgage Loans.

         The Mortgage Loan Schedule containing the Mortgage Loans sold by both Sellers is Exhibit A to the Sale and Servicing Agreement and shall also be attached as Schedule I to this Agreement and is hereby incorporated into this Agreement.

         Each Seller agrees to perfect and protect the Purchaser's interest in each Mortgage Loan transferred by it pursuant to Section 2.01(a) and its proceeds by preparing, executing, and filing a UCC1 Financing Statement with the Secretary of State in the State of New York describing the Mortgage Loans and naming the applicable Seller as debtor and the Purchaser as secured party and indicating that the Mortgage Loans have been assigned to the Trust and all necessary Continuation Statements and any additional UCC1 Financing Statements due to a change in the name or the state of incorporation of that Seller. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

         The Purchaser agrees to perfect and protect the Trust's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC1 Financing Statement with the Secretary of State in the State of Delaware describing the Mortgage Loans and naming the Purchaser as debtor and the Trust as secured party (and indicating that the Mortgage Loans have been pledged to the Indenture Trustee) and all necessary Continuation Statements and any additional UCC1 Financing Statements due to a change in the name or the state of incorporation of the Purchaser. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

         In connection with any transfer by each Seller, it shall deliver to the order of the Purchaser the following documents for each Mortgage Loan transferred by that Seller (the "Related Documentation"):

               (1) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced, or destroyed, together with a copy of the related Mortgage Note;

               (2) unless the Mortgage Loan is registered on the MERS(R) System, an original assignment of mortgage in blank in recordable form;

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               (3) the original recorded mortgage with evidence of recording on it (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) or, if the original recorded mortgage with evidence of recording on it cannot be delivered by the Closing Date because of a delay caused by the public recording office where the original Mortgage has been delivered for recordation or because the original Mortgage has been lost, the Sponsor shall deliver to the Indenture Trustee an accurate copy of the mortgage, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Sponsor or the Purchaser stating that the original mortgage has been dispatched to the appropriate public recording official or (ii) when the original mortgage has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

               (4) any original intervening assignments needed for a complete chain of title to the Trust with evidence of recording on them, or, if any original intervening assignment has not been returned from the applicable recording office or has been lost, an accurate copy of it, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Sponsor or the Purchaser stating that the original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) when the original intervening assignment has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

               (5) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000; (6) the original of any guaranty executed in connection with the Mortgage Note;

               (7) the original of each assumption, modification, consolidation, or substitution agreement relating to the Mortgage Loan; and

               (8) any security agreement, chattel mortgage, or equivalent instrument executed in connection with the Mortgage.

         The Related Documentation will be delivered:

               (1) no later than the Closing Date, with respect to no less than 50% of the Mortgage Loans in each Loan Group,

               (2) no later than the twentieth day after the Closing Date, with respect to no less than 40% of the Mortgage Loans in each Loan Group in addition to those delivered on the Closing Date, and

               (3) within thirty days following the Closing Date, with respect to the remaining Mortgage Loans.

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         Each Seller confirms to the Purchaser that, as of the Closing Date, it has caused the portions of the Electronic Ledger relating to the Mortgage Loans maintained by that Seller to be clearly and unambiguously marked to indicate that the Mortgage Loans have been sold to the Purchaser, and sold by the Purchaser to the Trust, and Granted by the Trust to the Indenture Trustee, and that a purchase of those Mortgage Loans from that Seller or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans. By the applicable date of substitution, CHL shall cause the portions of the Electronic Ledgers relating to the relevant Eligible Substitute Mortgage Loans, as the case may be, to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that those Mortgage Loans have been transferred to the Trust at the direction of the Purchaser and that they have been Granted by the Trust to the Indenture Trustee, and that a purchase of the Mortgage Loans from CHL or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans.

         The Purchaser accepts all right, title, and interest of each of the Sellers existing now or in the future in the Mortgage Loans and other property transferred to it pursuant to this Section.

         Notwithstanding the characterization of the Notes as debt for federal, state, and local income and franchise tax purposes, the transfer of the Mortgage Loans is a sale by each Seller to the Purchaser of all its interest in the applicable Mortgage Loans and other property described above. However, to provide for the possibility that either transfer might be characterized as a transfer for security and not as a sale, each Seller hereby Grants to the Purchaser a Security Interest in all of its right, title, and interest in the applicable Mortgage Loans and other property described above, whether existing now or in the future, to secure all of that its obligations under this Agreement; and this Agreement shall constitute a Security Agreement under applicable law.

         Section 2.03. Payment of Purchase Price for the Mortgage Loans.

         In consideration of the sale of the Mortgage Loans from each of the Sellers to the Purchaser on the Closing Date, the Purchaser agrees to transfer to the applicable Seller on the Closing Date the purchase price for the applicable Mortgage Loans provided in the Adoption Annex attached as Annex 1 to this Agreement (the "Adoption Annex").

                                 ARTICLE III

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.01. Seller Representations and Warranties.

         (a) CHL represents and warrants to the Purchaser as of the Closing
Date:

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               (1) CHL is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. CHL is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of CHL;

               (2) CHL has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of CHL enforceable in accordance with its terms;

               (3) CHL is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;

               (4) The execution, delivery, and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of CHL, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which CHL is a party or by which CHL may be bound; and

               (5) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of CHL threatened, against CHL or any of its properties or with respect to this Agreement or the Notes that in the opinion of CHL has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         (b) CLFT represents and warrants to the Purchaser as of the Closing
Date:

               (1) CLFT is a Delaware limited liability company, validly existing and in good standing under the laws of the State of Delaware, and has the limited liability company power to own its assets and to transact the business in which it is currently engaged. CLFT is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business

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         transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of CLFT.

               (2) CLFT has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement, and has taken all necessary limited liability company action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of CLFT enforceable in accordance with its terms;

               (3) CLFT is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;

               (4) The execution, delivery, and performance of this Agreement by CLFT will not violate any provision of any existing law or regulation or any order or decree of any court applicable to CLFT or any provision of its limited liability company agreement, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which CLFT is a party or by which CLFT may be bound; and

               (5) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of CLFT threatened, against CLFT or any of its properties or with respect to this Agreement or the Notes that in the opinion of CLFT has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         (c) Park Monaco represents and warrants to the Purchaser as of the Closing Date:

               (1) Park Monaco is a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its assets and to transact the business in which it is currently engaged. Park Monaco is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of Park Monaco.

               (2) Park Monaco has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement,

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         and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of Park Monaco enforceable in accordance with its terms;

               (3) Park Monaco is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;

               (4) The execution, delivery, and performance of this Agreement by Park Monaco will not violate any provision of any existing law or regulation or any order or decree of any court applicable to Park Monaco or any provision of the certificate of incorporation or bylaws of Park Monaco, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which Park Monaco is a party or by which Park Monaco may be bound; and

               (5) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of Park Monaco threatened, against Park Monaco or any of its properties or with respect to this Agreement or the Notes that in the opinion of Park Monaco has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         (d) The representations and warranties in this Section 3.01 shall survive the transfer of the Mortgage Loans to the Purchaser. CHL shall cure a breach of any of the representations and warranties of CHL, CLFT, and Park Monaco in accordance with the Sale and Servicing Agreement. The remedy specified in the Sale and Servicing Agreement shall constitute the sole remedy against a Seller with respect to any breach.

         Section 3.02. Seller Representations and Warranties Relating to the Mortgage Loans.

         (a) CHL represents and warrants to the Purchaser as of the Cut-off Date, unless specifically stated otherwise:

               (1) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) this Agreement constitutes a valid and legally binding obligation of CHL, enforceable against CHL in accordance with its terms.

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         (2) As of the Closing Date (or, with respect to any Eligible
Substitute Mortgage Loan, the applicable date of substitution), either

                    (A) this Agreement constitutes a valid transfer to the
              Purchaser of all right, title, and interest of each of the Sellers in the Mortgage Loans, and all collections received in respect of the Mortgage Loans after the Cut-off Date (excluding payments due by the Cut-off Date), all proceeds of the Mortgage Loans, and all other property specified in Section 2.01(a) or
              (b), and the Sale and Servicing Agreement constitutes a valid transfer to the Trust of the foregoing property and all other property specified in Section 2.01(a) or (b) of the Sale and Servicing Agreement such that, on execution of the Sale and Servicing Agreement, it is owned by the Trust free of all liens and other encumbrances, and is part of the corpus of the Trust transferred to the Trust by the Purchaser, and upon payment for the Additional Balances, this Agreement and the Sale and Servicing Agreement will constitute a valid transfer to the Trust of all interest of each of the Sellers in the Additional Balances, all proceeds of the Additional Balances, and all other property specified in Section 2.01(a) of the Sale and Servicing Agreement relating to the Additional Balances free of all liens and other encumbrances, and the Indenture constitutes a valid Grant of a Security Interest to the Indenture Trustee in that property, and the Indenture Trustee has a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Sale and Servicing Agreement, or

                    (B) this Agreement or the Sale and Servicing Agreement, as appropriate, constitutes a Grant of a Security Interest to the Owner Trustee on behalf of the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in the property described in clause (A) above. If this Agreement and the Sale and Servicing Agreement constitute the Grant of a Security Interest to the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in such property, the Indenture Trustee will have a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Sale and Servicing Agreement. This Security Interest is enforceable as such against creditors of and purchasers from the Trust, the Purchaser, and each of the Sellers.

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               (3) CHL has not authorized the filing of and is not aware of any financing statements against any Seller that include a description of collateral covering the Collateral other than any financing statement (A) relating to the Security Interests granted to the Depositor, the Trust, or the Indenture Trustee under this Agreement, pursuant to the Sale and Servicing Agreement, or pursuant to the Indenture, (B) that has been terminated, or (C) that names the Depositor, the Trust, or the Indenture Trustee as secured party.

               (4) As of the Closing Date, the information in the Mortgage Loan Schedule for the Mortgage Loans is correct in all material respects. As of the applicable date of substitution for an Eligible Substitute Mortgage Loan, the information with respect to the Eligible Substitute Mortgage Loan in the Mortgage Loan Schedule is correct in all material respects. As of the date any Additional Balance is created, the information as to the Mortgage Loan identification number and the Additional Balance of that Mortgage Loan reported for inclusion in the Mortgage Loan Schedule is correct in all material respects.

               (5) The Mortgage Loans have not been assigned or pledged, and the related Seller is their sole owner and holder free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer them pursuant to this Agreement.

               (6) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related Mortgage Note and the mortgage for each Mortgage Loan have not been assigned or pledged, and immediately before the sale of the Mortgage Loans to the Purchaser, the related Seller was the sole owner and holder of the Mortgage Loan free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer it pursuant to this Agreement.

               (7) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related mortgage is a valid and subsisting first or second lien on the property described in it, as shown on the Mortgage Loan Schedule, and as of the Cut-off Date or date of substitution, as applicable, the related Mortgaged Property is free of all encumbrances and liens having priority over the first or second lien, as applicable, of the mortgage except for liens for

                    (A) real estate taxes and special assessments not yet
              delinquent;

                    (B) any first mortgage loan secured by the Mortgaged
              Property and specified on the Mortgage Loan Schedule;

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                    (C) covenants, conditions and restrictions, rights of way, easements, and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and

                    (D) other matters to which like properties are commonly
              subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage.

               (8) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no obligor has a valid offset, defense, or counterclaim under any Credit Line Agreement or mortgage.

               (9) To the best knowledge of CHL, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no related Mortgaged Property has any delinquent recording or other tax or fee or assessment lien or governmental charge against it, other than those that have been paid by the Seller.

               (10) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no proceeding is pending or, to the best knowledge of CHL, threatened for the total or partial condemnation of the related Mortgaged Property, and the property is free of material damage and is in good repair.

               (11) To the best knowledge of CHL, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no mechanics' or similar liens or claims have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related mortgage, except liens that are fully insured against by the title insurance policy referred to in clause (16).

               (12) No Minimum Monthly Payment on a Mortgage Loan being transferred on the Closing Date is more than 59 days delinquent (measured on a contractual basis) and no Minimum Monthly Payment on any other Mortgage Loan subsequently being transferred is more than 30 days delinquent (measured on a contractual basis) on the relevant transfer date and for each Loan Group no more than the applicable percentage of the Mortgage Loans in that Loan Group specified in the Adoption Annex being transferred on the Closing Date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

               (13) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Mortgage File for each Mortgage Loan contains each of the documents specified to be included in it.

               (14) At origination, each Mortgage Loan and the related Mortgage Note complied in all material respects with applicable local, state, and federal laws, including all applicable predatory and abusive lending laws, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Master Servicer with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Master Servicer exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans.

               (15) As of the Closing Date, (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the Standard & Poor's LEVELS(R) Glossary attached as Schedule II (the "Glossary") where

                           (x) a "High Cost Loan" is each loan identified in
                  the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the state or jurisdiction specified in such table and

                           (y) "Covered Loan" is each loan identified in the
                  column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the state or jurisdiction specified in such table.

               (16) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), either a lender's title insurance policy or binder was issued or a guaranty of title customary in the relevant jurisdiction was obtained, on the date of origination of the Mortgage Loan being transferred on the relevant date and each policy is valid and remains in full force.

               (17) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

               (18) No more than the percentage specified in the Adoption Annex of the Mortgage Loans in each Loan Group, by aggregate principal balance of the related Mortgage Loans, are secured by Mortgaged Properties located in one United States postal zip code.

               (19) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Combined Loan-to-Value Ratio for each Mortgage Loan in each Loan Group was not in excess of the percentage specified in the Adoption Annex.

               (20) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no selection procedure reasonably believed by CHL to be adverse to the interests of the Transferor, the Noteholders, or the Credit Enhancer was used in selecting the Mortgage Loans.

               (21) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no Seller has transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.

               (22) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which the Minimum Monthly Payment is due.

               (23) The Mortgage Notes constitute either "instruments" or "general intangibles" as defined in the UCC.

               (24) By the Closing Date (or, within 30 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage
         Loan), the Sponsor will file UCC1 financing statements in the proper filing office in the appropriate jurisdiction to perfect the Security Interest in the Collateral Granted under the Indenture.

               (25) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise transferred to any person other than the Purchaser, the Trust, or the Indenture Trustee. All financing statements filed or to be filed against each Seller in favor of the Purchaser, the Trust, or the Indenture Trustee in connection with this Agreement, the Sale and Servicing Agreement, or the Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Purchaser, the Trust, or the Indenture Trustee."

               (26) As of the Closing Date, each of CHL, CLFT, and Park Monaco will have received a written acknowledgement from the Custodian that is acting solely as agent of the Indenture Trustee.

               (27) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related mortgagor.

               (28) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution). No Seller has received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer.

               (29) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from "the highest `prime rate' as published in the `Money Rates' table of The Wall Street Journal as of the first business day of the calendar month for the applicable interest rate adjustment date."

               (30) The weighted average remaining term to maturity of the Mortgage Loans in each Loan Group on a contractual basis as of the Cut-off Date is approximately the number of months specified for that Loan Group in the Adoption Annex. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related mortgage and Mortgage Note and applicable law. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap. The Loan Rate Cap for the Mortgage Loans ranges between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Loan Rate Cap is approximately the percentage specified in the Adoption Annex for that Loan Group. The Gross Margins for the Mortgage Loans in each Loan Group range between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Gross Margin is approximately the percentage specified in the Adoption Annex for that Loan Group as of the Cut-off Date. The Loan Rates on the Mortgage Loans in each Loan Group range between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Loan Rate on the Mortgage Loans is approximately the percentage specified in the Adoption Annex for that Loan Group.

               (31) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected on it, or an individual condominium unit, planned unit development unit, or townhouse.

               (32) No more than the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) for each Loan Group of the Mortgage Loans in the related Loan Group are secured by real property improved by individual condominium units, units in planned unit developments, townhouses, or two-to-four family residences erected on them, and at least the percentage specified in the Adoption Annex (by Cut-off Date

         Loan Balance) for each Loan Group of the Mortgage Loans in the related Loan Group are secured by real property with a detached one-family residence erected on them.

               (33) The Credit Limits on the Mortgage Loans in each Loan Group range between approximately the dollar amounts specified in the Adoption Annex for that Loan Group with an average of approximately the dollar amount specified in the Adoption Annex for that Loan Group. As of the Cut-off Date, no Mortgage Loan in either Loan Group had a principal balance in excess of approximately the dollar amount specified in the Adoption Annex for that Loan Group and the average principal balance of the Mortgage Loans in each Loan Group is equal to approximately the dollar amounts specified in the Adoption Annex for that Loan Group.

               (34) Approximately the percentages specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are secured by first and second liens.

               (35) As of the Closing Date, no more than the percentage specified in the Adoption Annex for each Loan Group of the Mortgage Loans in the related Loan Group, by aggregate principal balance, were appraised electronically.

               (36) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no default exists under any Mortgage Note or Mortgage Loan and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default under any Mortgage Note or Mortgage Loan has occurred and been waived. As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no modifications to the Mortgage Notes and Mortgage Loans have been made and not disclosed in the Mortgage Files.

               (37) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgage Loan was originated in accordance with the Sponsor's underwriting guidelines and the Sponsor had no knowledge of any fact that would have caused a reasonable originator of mortgage loans to conclude on the date of origination of each Mortgage Loan that each such Mortgage Loan would not be paid in full when due.

               (38) To the best knowledge of CHL at the time of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances.

               (39) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

               (40) Based on the drawn balances of the Mortgage Loans, the Mortgage Loans had the characteristics set out in the Adoption Annex for each Loan Group in respect of the following: weighted average Combined Loan-to-Value Ratio; range of Combined Loan-to-Value Ratios; percentage of primary residences; weighted average FICO score; range of FICO scores; Weighted Average Net Loan Rate; range of net Loan Rates; weighted average original stated term to maturity; range of original term to maturity; range of remaining term to maturity; average drawn balance; weighted average utilization ratio; and percentage of the Mortgage Loans that have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances.

               (41) Any Mortgage Loan that has been modified in any manner has been so modified in accordance with the policies and procedures of the Master Servicer and in a manner that was permitted by the Sale and Servicing Agreement, the Indenture, and any other Transaction Document.

               (42) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934.

               (43) At the time each Mortgage Loan was originated, each Seller was, and each Seller is an approved seller of conventional mortgage loans for Fannie Mae and Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

               (44) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the principal balance of the related Mortgage Loan as of the Cut-off Date or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to Fannie Mae and Freddie Mac and is in a form acceptable to Fannie Mae and Freddie Mac, which policy insures the Sponsor and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien, of the Mortgage subject to the exceptions in paragraph
         (7) above.

               (45) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) the improvements on each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of the policy will be sufficient to prevent the Mortgagor or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (46) below contain a standard mortgagee clause naming the Sponsor or the original mortgagee, and its successors in interest, as mortgagee, and the Sponsor has received no notice that any premiums due and payable thereon have not been paid, and the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor.

               (46) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan and any mortgage loan senior to that Mortgage Loan from time to time, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the National Flood Insurance Act of 1968.

               (47) Each Mortgage Note and the related Mortgage are genuine, and each is the valid and legally binding obligation of its maker, enforceable in accordance with its terms and under applicable law, except that (a) its enforceability may be limited by bankruptcy, insolvency, moratorium, receivership, and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best of CHL's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

               (48) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (49) To the best of CHL's knowledge, all of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach on the Mortgaged Property.

               (50) To the best of CHL's knowledge, all inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless their lack would not have a material adverse effect on the value of the Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

               (51) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of its holder adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided by it, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (52) Before the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the Sponsor, who had no interest, direct or indirect, in the Mortgaged Property or in any loan secured by the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

               (53) Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day that precedes by one month the Due Period of the first installment of principal and interest and taxes and insurance payments, the Sponsor has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

               (54) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) no foreclosure proceedings are pending against any Mortgaged Property and no Mortgage Loan is subject to any pending bankruptcy or insolvency proceeding.

               (55) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), there is no homestead exemption available and enforceable that materially interferes with the right to sell any Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

               (56) No borrower was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase debt cancellation agreements as part of the origination of, or as a condition to closing, the Mortgage Loan.

               (57) The Mortgage Loans, individually and in the aggregate, conform in all material respects to their descriptions in the Prospectus Supplement.

               (58) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994.

               (59) No Mortgage Loan originated on or after October 1, 2002 and before March 7, 2003 is secured by Mortgaged Property located in the State of Georgia.

               (60) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no Mortgage Loan is classified as (1) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (2) a "high cost," "threshold," "covered," "predatory," or similar loan under any other applicable state, federal, or local law that applies to mortgage loans (or a similar classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points, or fees).

               (61) No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, the Mortgage Loan.

               (62) No subprime Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium after the third anniversary of the Mortgage Loan. No subprime Mortgage Loan originated before October 1, 2002, and no non-subprime Mortgage Loan, will impose a prepayment penalty after the fifth anniversary of the Mortgage Loan.

               (63) The servicer for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company on a monthly basis.

               (64) All of the Mortgage Loans in the Loan Group specified in the Adoption Annex conform to Fannie Mae or Freddie Mac maximum principal balance (by credit limit) guidelines.

               (65) With respect to all of the Mortgage Loans in Loan Group 1 originated from August 1, 2004 through April 30, 2005, if the related Mortgage Loan or the related

         Mortgage Note, or any document relating to the loan transaction, contains a mandatory arbitration clause (that is, a clause that requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction), CHL will (i) notify the related borrower in writing within 60 days after the Closing Date that none of the related seller, the related servicer or any subsequent party that acquires an interest in the Mortgage Loan or services the Mortgage Loan will enforce the arbitration clause against the borrower, but that the borrower will continue to have the right to submit a dispute to arbitration, and (ii) place a copy of that notice in the Mortgage File.

         (b) If the substance of any representation or warranty under the Sale and Servicing Agreement or in this Section made to the best of CHL's knowledge or as to which a Seller has no knowledge is inaccurate and the inaccuracy materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan, then, notwithstanding that the Seller did not know the substance of the representation and warranty was inaccurate at the time the representation or warranty was made, the inaccuracy shall be a breach of the applicable representation or warranty and CHL shall cure the breach, repurchase the Mortgage Loan, or substitute for the Mortgage Loan in accordance with the Sale and Servicing Agreement.

         (c) The representations and warranties in this Section shall survive the transfer and assignment of the Mortgage Loans to the Purchaser. The sole remedy of the Purchaser, the Noteholders, the Indenture Trustee on behalf of Noteholders, and the Credit Enhancer against a Seller for the breach of a representation or warranty is CHL's obligation to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan.

         (d) The Purchaser acknowledges that CHL, as Master Servicer, in its sole discretion, may purchase for its own account from the Trust any Mortgage Loan that is 151 days or more delinquent. The price for any Mortgage Loan purchased shall be calculated in the same manner as in Section 3.06 of the Sale and Servicing Agreement and shall be deposited in the Collection Account. When it receives a certificate from the Master Servicer in the form of Exhibit D to the Sale and Servicing Agreement, the Trust shall release to the purchaser of the Mortgage Loan the related Mortgage File and shall execute and deliver any instruments of transfer prepared by the purchaser of the Mortgage Loan, without recourse, necessary to vest in the purchaser of the Mortgage Loan any Mortgage Loan released pursuant to this Agreement, and the purchaser of the Mortgage Loan shall succeed to all the Trust's interest in the Mortgage Loan and all security and documents. This assignment shall be an assignment outright and not for security. The purchaser of the Mortgage Loan shall then own the Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Owner Trustee, the Indenture Trustee, the Transferor, the Credit Enhancer, or the Noteholders with respect to it.

         (e) A breach of any one of the representations in Sections 3.02(a)(58) to (65) will be considered to materially adversely affect the interests of the Noteholders.

                                  ARTICLE IV

                              SELLERS' COVENANTS

         Section 4.01. Covenants of the Sellers.

         Except for the transfer under this Agreement, none of the Sellers will transfer to any other person, or create or suffer to exist any Lien on any Mortgage Loan, or any interest in one; each Seller will notify the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately on its discovery; and CHL will defend the right, title, and interest of the Trust and the Indenture Trustee in the Mortgage Loans against all claims of third parties claiming through a Seller. Nothing in this Section shall prohibit a Seller from suffering to exist on any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if they are not due at the time or if the applicable Seller is contesting their validity in good faith by appropriate proceedings and set aside on its books adequate reserves with respect to them.


                                   ARTICLE V

                                   SERVICING

         Section 5.01. Servicing.

         CHL will be the Master Servicer of the Mortgage Loans pursuant to the Sale and Servicing Agreement.

                                  ARTICLE VI

                                  TERMINATION

         Section 6.01. Termination.

         The respective obligations of each of the Sellers and the Purchaser created by this Agreement shall terminate when the Indenture terminates in accordance with its terms.

                                 ARTICLE VII

                           MISCELLANEOUS PROVISIONS

         Section 7.01. Amendment.

         This Agreement may be amended from time to time by CHL, CLFT, Park Monaco, and the Purchaser, with the written consent of the Credit Enhancer, by written agreement signed by CHL, CLFT, Park Monaco, and the Purchaser.

         Section 7.02. Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

         Section 7.03. Notices.

         All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

                  (i)      if to CHL at:

                           Countrywide Home Loans, Inc.
                           4500 Park Granada
                           Calabasas, CA 91302
                           Ref: CWHEQ 2005-D

                  (ii)     if to CLFT

                           Countyrwide LFT LLC
                           4500 Park Granada
                           Calabasas, California 91302
                           Ref: CWHEQ 2005-D

                  (iii)    if to Park Monaco

                           Park Monaco Inc.
                           4500 Park Granda|
                           Calabasas, California 91302
                           Ref: CWHEQ 2005-D

and

                  (iv)     if to the Purchaser at:

                           CWHEQ, Inc.
                           4500 Park Granada
                           Calabasas, CA 91302
                           Ref: CWHEQ 2005-D

         Section 7.04. Severability of Provisions.

         Any provisions of this Agreement that are held invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Agreement, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

         Section 7.05. Counterparts; Electronic Delivery.

         This Agreement may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

         Section 7.06. Further Agreements.

         The Purchaser and each Seller agree to execute and deliver to the other any additional documents appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Notes.

         Section 7.07. Successors and Assigns: Assignment of Purchase
Agreement.

         This Agreement shall bind and inure to the benefit of and be enforceable by each Seller, the Purchaser, the Trust, the Indenture Trustee, and the Credit Enhancer. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Credit Enhancer, except that either Seller may assign its obligations under this Agreement to any person into which that Seller is merged or any corporation resulting from any merger, conversion, or consolidation to which that Seller is a party or any person succeeding to the business of that Seller. The Purchaser is acquiring the Mortgage Loans to further transfer them to the Trust, and the Trust will Grant a Security

Interest in them to the Indenture Trustee under the Indenture pursuant to which the Trust will issue a series of Notes secured by the Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, each Seller consents to the assignment by the Purchaser to the Trust, and by the Trust to the Indenture Trustee of all of the Purchaser's rights against it under this Agreement insofar as they relate to the Mortgage Loans transferred to the Trust applicable to that Seller and to the enforcement or exercise of any right against that Seller pursuant to this Agreement by the Indenture Trustee under the Sale and Servicing Agreement and the Indenture. Enforcement of a right by the Indenture Trustee shall have the same effect as if the right had been exercised by the Purchaser directly.

         Section 7.08. Survival.

         The representations and warranties in Article III shall survive the purchase of the Mortgage Loans.

         IN WITNESS WHEREOF, the Sellers and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                              CWHEQ, INC.
                                                   as Purchaser

                                              By:  /s/ Leon Daniels, Jr.
                                                   ---------------------
                                                   Name: Leon Daniels, Jr.
                                                   Title: Vice President

                                              COUNTRYWIDE HOME LOANS, INC.
                                                   as a Seller

                                              By:  /s/ Leon Daniels, Jr.
                                                   ---------------------
                                                   Name: Leon Daniels, Jr.
                                                   Title: Senior Vice President

                                              COUNTRYWIDE LFT LLC
                                                   as a Seller

                                              By: /s/ Leon Daniels, Jr.
                                                   ---------------------
                                                   Name: Leon Daniels, Jr.
                                                   Title: Senior Vice President

                                              PARK MONACO INC.
                                                   as a Seller

                                              By: /s/ Leon Daniels, Jr.
                                                   ---------------------
                                                   Name: Leon Daniels, Jr.
                                                   Title: Senior Vice President

STATE OF CALIFORNIA)
                          ) ss.:
COUNTY OF LOS ANGELES)



         On the 30th day of August, 2005 before me, a Notary Public in and for said State, personally appeared Leon Daniels, Jr., known to me to be a Vice President of CWHEQ, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Glenda J. Daniel
                                                     ---------------------
                                                     Notary Public

Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF LOS ANGELES               )



         On the 30th day of August, 2005 before me, Leon Daniels, Jr. of Countrywide Home Loans, Inc., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                      /s/ Glenda J. Daniel
                                                     ---------------------
                                                     Notary Public


Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF LOS ANGELES               )



         On the 30th day of August, 2005 before me, Leon Daniels, Jr. of COUNTRYWIDE LFT LLC, personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                      /s/ Glenda J. Daniel
                                                     ---------------------
                                                     Notary Public



Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF LOS ANGELES               )



         On the 30th day of August, 2005 before me, Leon Daniels, Jr. of PARK MONACO INC., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                      /s/ Glenda J. Daniel
                                                     ---------------------
                                                     Notary Public


Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

                                                                    SCHEDULE I

                                  SCHEDULE OF
                                MORTGAGE LOANS

                   [Delivered to the Indenture Trustee only]



                                   Sch-I-1

                                                                   SCHEDULE II

                          STANDARD & POOR'S GLOSSARY

              Standard & Poor's Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the jurisdictions listed below into three categories based on a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

------------------------------------------------------------------------------------------------------------------------
                                     Standard & Poor's High-Cost Loan Categorization
------------------------------------------------------------------------------------------------------------------------
   State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Arkansas                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Cleveland Heights, Ohio                           Covered Loan
------------------------------------------------------------------------------------------------------------------------
Colorado                                          Covered Loan
------------------------------------------------------------------------------------------------------------------------
Connecticut                                       High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
District of Columbia                              Covered Loan
------------------------------------------------------------------------------------------------------------------------
Florida                                           High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Georgia as amended (March 7, 2003 - current)      High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                                  High Cost Loan
------------------------------------------------------------------------------------------------------------------------
Illinois                                          High Risk Home Loan
------------------------------------------------------------------------------------------------------------------------
Kansas                                            High Loan-to-Value Consumer Loans and High APR Consumer Loans
------------------------------------------------------------------------------------------------------------------------
Kentucky                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Los Angeles, Calif.                               High Cost Refinance Home Loan
------------------------------------------------------------------------------------------------------------------------
Maine                                             High Rate High Fee mortgage
------------------------------------------------------------------------------------------------------------------------
Massachusetts                                     High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Nevada                                            Home Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
New York                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
New Mexico                                        High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
North Carolina                                    High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Ohio                                              Covered Loan
------------------------------------------------------------------------------------------------------------------------
Oklahoma                                          Subsection 10 Mortgage
------------------------------------------------------------------------------------------------------------------------
South Carolina                                    High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
West Virginia                                     West Virginia Mortgage Loan Act Loan
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                      Standard & Poor's Covered Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            Covered Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        Covered Home Loan
------------------------------------------------------------------------------------------------------------------------

                                   Sch-II-1


------------------------------------------------------------------------------------------------------------------------
                                      Standard & Poor's Home Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002- March 6, 2003)             Home Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        Home Loan
------------------------------------------------------------------------------------------------------------------------
New Mexico                                        Home Loan
------------------------------------------------------------------------------------------------------------------------
North Carolina                                    Consumer Home Loan
------------------------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   Home Loan
------------------------------------------------------------------------------------------------------------------------
South Carolina                                    Consumer Home Loan
------------------------------------------------------------------------------------------------------------------------


                                   Sch-II-2

                                                                       ANNEX 1

                                                                       ANNEX 1

                                ADOPTION ANNEX

         The purchase price for the Mortgage Loans pursuant to Section 2.03 is the transfer to each of the Sellers on the Closing Date of the Transferor Certificates and the proceeds from the sale of the Notes, each by its respective portion.

         The items referred to in the representations and warranties in
Section 3.02 are:

         (12) 0.00% and 0.00% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, being transferred on the relevant date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

         (18) As of the Cut-off Date no more than 3.00% and 3.00% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

         (19) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100.00%.

         (30) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date is approximately [297] and [298] months with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Loan Rate Caps for the Mortgage Loans range between [6.000] % and [21.000] % and [11.949] % and [21.000] % with respect to the
Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Loan Rate Cap is approximately [17.837] % and [17.837] %, with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Gross Margins for the Mortgage Loans range between [-1.125] % and [18.000] % and [-0.999] % and [8.000] % with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Gross Margin is approximately [2.374] % and [2.065] % as of the Cut-off Date for the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Loan Rates on the Mortgage Loans range between [2.990] % and [14.875] % and [2.990] % and [13.875] % with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Loan Rate on the Mortgage Loans is approximately [8.023] % and [8.013] % with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. As of the Cut-off Date, 100.00% and [5.01] % of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, have original principal balances (by credit limit) that conform to Fannie Mae or Freddie Mac guidelines.

         (32) No more than [34.81] % and [36.64] % (by Cut-off Date Loan Balance) of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, are secured by real property improved by individual condominium units, units in planned unit developments, townhouses, or

                                   Ann-1-1
two-to-four family residences erected on them, and at least [65.19] % and [63.36] % (by Cut-off Date Loan Balance) of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, are secured by real property with a detached one-family residence erected on them.

         (33) The Credit Limits on the Mortgage Loans range between approximately $[7,500] and $[250,000] and $[7,500] and $[2,000,000] with an average of approximately $[40,053] and $[113,531] with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. As of the Cut-off Date, no Mortgage Loan had a principal balance in excess of approximately $[247,926] and $[1,999,950] and the average principal balance of the Mortgage Loans is equal to approximately $[34,962] and $[96,760] with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively.

         (34) Approximately [0] % and [100] % of the Mortgage Loans of each Loan Group, by aggregate principal balance as of the Cut-off Date for the Mortgage Loans, are secured by first and second liens, respectively.

         (35) As of the Closing Date, no more than [29.66] % and [11.93] % of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, were appraised electronically.

         (40) As of the Cut-off Date (based on the drawn balances), the Mortgage Loans had a weighted average Combined Loan-to-Value Ratio of [88.35] % and [87.71] %; a range of Combined Loan-to-Value Ratios between [8.13] % and 100.00% and [9.00] % and 100.00%; a percentage of primary residences of [91.11] % and [90.98] %; a weighted average FICO score of [703] and [709]; a range of FICO scores between [470] and [869] and [505] and [826]; a Weighted Average Net Loan Rate of [7.523] % and [7.513] %; a range of net Loan Rates between [2.490] % and [14.375] % and [2.490] % and [13.375] %; a weighted average original stated term to maturity of [301] and [300] months; a range of original term to maturity between [120] and [360] months and [120] and [360] months; a range of remaining term to maturity between [73] and [360] months and [97] and [360] months; an average drawn balance of [$[34,962] and $[96,760]; an average] utilization ratio of [89.24] % and [89.09] %; and [45.25] % and [76.10] % of the Mortgage Loans have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances, all with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively.




                                   Ann-1-2